                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              GARTMORE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

From: John Grady,  president of NWD Investments and elected  president and chief executive officer of Gartmore Funds

The Gartmore  Mutual Funds and Gartmore  Variable  Insurance Trust (the "Funds")
shareholder  meeting to approve the proposals in connection with the sale of NWD
Investments to Nationwide Financial Services is quickly approaching. I encourage all  Nationwide  associates and agents that own shares of the Funds to vote, and to contact their clients to do the same.

Every  vote  counts,  so  please  cast  your  ballot(s)  today.  If  you  are  a shareholder, you should have received proxy materials in the mail. Voting may be conducted in any of the following three ways:

     o    Vote  by  speaking  to a  proxy  voting  specialist:  Dial  toll-free,
          877-333-2303,  and a  representative  from  ADP will  assist  you with voting  your  shares and answer any of your  proxy-related  questions.
          Representatives  are available  Monday-Friday,  9 a.m. to 9 p.m. (EDT)
          and Saturday, 10 a.m. to 6 p.m. (EDT).

     o    Vote by touch-tone  telephone:  Dial the toll-free  touch-tone  voting number listed on your proxy card,  enter the control number printed on your proxy card, and follow the simple instructions.  Telephone voting is  available  toll-free,  24 hours a day, 7 days a week.  If you have received  more than one proxy card,  you can vote each card during the same call; each card has a different  control number. If you have lost your proxy  card,  contact the Funds'  Proxy  Client  Service  Center:
          877-333-2303.

     o    Vote via the  Internet:  Go to the website  listed on your proxy card, enter the control  number  printed on your proxy card,  and follow the simple  instructions.  If you have  received more than one proxy card, you can vote  each  card on the  website;  each  card has a  different control number.  If you have lost your proxy card,  contact the Funds'
          Proxy Client Service Center: 877-333-2303.

All  proxy-related  questions may be answered by calling the Funds' Proxy Client
Service Center: 877-333-2303.